UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 25, 2011

                        Commission File Number 000-27795


                              DATAMILL MEDIA CORP.
             (Exact name of registrant as specified in its charter)

             Nevada                                              98-0427526
   (State or Other Jurisdiction                               (I.R.S Employer
of Incorporation or Organization)                         Identification Number)

                           4700 Hiatus Road, Suite 252
                             Sunrise, Florida 33351
                    (Address of principal executive offices)

                                 (954) 749-0484
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

DISMISSAL OF SALBERG & COMPANY, P.A. AS THE REGISTRANT'S INDEPENDENT AUDITOR

     Effective November 25, 2011, Datamill Media Corp. (the "Company") notified its principal independent auditor, Salberg & Company, P.A. of Boca Raton, Florida (the "Former Accountant") of its decision to change principal independent auditors.

     The Former Accountant's report on the Company's financial statements for the fiscal years ended December 31, 2010 and 2009, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

     The Former Accountant's report on the Company's financial statements for the fiscal years ended December 31, 2010 and 2009 contained a separate paragraph stating "The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 6 in the accompanying financial statements, the Company had a net loss and net cash used in operating activities of $67,747 and $51,316, respectively and had minimal activity or operations in 2010 and had a deficit accumulated during development stage of $1,137,293, a working capital deficit of $151,147 and stockholders' deficit of $151,147 at December 31, 2010 and is a development stage company with no revenues. These matters raise substantial doubt about the Company's ability to continue as a going concern. Management's plan in regards to these matters is also described in Note 6. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

     During the Company's fiscal years ended December 31, 2010 and 2009, and the nine month period ended September 30, 2011, and through November 25, 2011, which preceded this change of independent auditors, there were no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreement(s), if not resolved to the satisfaction of the Former Accountant, would have caused the Former Accountant to make reference to the subject matter thereof in its reports. During the Company's fiscal years ended December 31, 2010 and 2009, and the nine month period ended September 30, 2011, and through November 25, 2011, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K of the SEC's rules and regulations).

     The change in auditor was recommended and approved by the Company's Board of Directors effective November 25, 2011.

     The Company provided the Former Accountant with a copy of the disclosures set forth in this Current Report on Form 8-K and requested that the Former Accountant furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein. When we receive such letter from the Former Accountant, we will file an amendment to this Form 8-K and attach such letter as an exhibit.

ENGAGEMENT OF HARRIS F. RATTRAY, CPA AS THE REGISTRANT'S INDEPENDENT AUDITOR

     The Company has engaged Harris F. Rattray, CPA of Pembroke Pines, Florida (the "New Accountant) to serve as the new independent registered public accounting firm responsible for auditing the Company's financial statements for the fiscal year ending December 31, 2011.

     The change in auditor was recommended and approved by the Company's Board of Directors effective November 25, 2011.

     During the Company's fiscal years ended December 31, 2010 and 2009, and the nine month period ended September 30, 2011, and through November 25, 2011, neither the Company nor anyone on behalf of the Company consulted the New Accountant regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and the New Accountant did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (2) any matter that was either the subject of a disagreement with the Former Accountant on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of the Former Accountant, would have caused the Former Accountant to make reference to the matter in their report, or a "reportable event" as described in Item 304(a)(1)(v) of Regulation S-K of the SEC's rules and regulations.

     The Company decided to change its independent registered public accounting firm in order to garner expected cost savings due to the New Accountant's familiarity with the business of Young Aviation, LLC.

     On September 2, 2011, the Company entered into a Share Exchange Agreement with Young Aviation, LLC, a Florida limited liability company ("Young Aviation") located in Sunrise, Florida. On October 3, 2011, the Company acquired 100% of the member's interests of Young Aviation, pursuant to the Share Exchange Agreement. The acquisition of Young Aviation, considered a reverse merger, resulted in a change in control at the Company and new management decided to abandon the former business and focus solely on the business of Young Aviation.

     The New Accountant issued a report on Young Aviation's financial statements for the fiscal years ended December 31, 2010 and 2009, dated September 30, 2011, and completed a review of the interim period for the six months ended June 30, 2011, dated September 30, 2011, for the Board of Directors of Young Aviation. The New Accountant's report for the fiscal years ended December 31, 2010 and 2009 and six month review of Young Aviation were included in the Company's Form 8-K filed with the SEC on October 4, 2011. In addition, the New Accountant completed a review of the interim period for the nine months ended September 30, 2011, dated November 22, 2011, for the Board of Directors of Young Aviation. The New Accountant's report for the fiscal years ended December 31, 2010 and 2009 and nine month review of Young Aviation were included in the Company's Amendment No. 1 to Form 8-K filed with the SEC on November 25, 2011.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

Date: November 25, 2011                DATAMILL MEDIA CORP.


                                       By: /s/ Joel A. Young
                                           -------------------------------------
                                           Joel A. Young
                                           President and Chief Executive Officer


                                       3